Exhibit 99.(q)

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Daniel Grant as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution for him in his name, place and stead, to sign any and all Registration Statements applicable to 2nd Vote Funds and any and all amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents therewith, with the Securities and Exchange Commission and the states, granting unto such attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that such attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof. The undersigned hereby revokes any Powers of Attorney previously granted with respect to the Trust concerning the filings and actions described herein.

/s/ Timothy Booth
Timothy Booth
October 30, 2020

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Daniel Grant as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution for him in his name, place and stead, to sign any and all Registration Statements applicable to 2nd Vote Funds and any and all amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents therewith, with the Securities and Exchange Commission and the states, granting unto such attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that such attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof. The undersigned hereby revokes any Powers of Attorney previously granted with respect to the Trust concerning the filings and actions described herein.

/s/ David L. Dunavant
David L. Dunavant
October 30, 2020

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Daniel Grant as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution for him in his name, place and stead, to sign any and all Registration Statements applicable to 2nd Vote Funds and any and all amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents therewith, with the Securities and Exchange Commission and the states, granting unto such attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that such attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof. The undersigned hereby revokes any Powers of Attorney previously granted with respect to the Trust concerning the filings and actions described herein.

/s/ Peter W. Hastings
Peter W. Hastings
October 30, 2020